As filed with the Securities and Exchange Commission on November 12, 2004

Securities Act Registration No. 333-[    ]

Investment Company Act File No. 811-[    ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

S&P 500® Covered Call Fund Inc.

(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-8118

Allan J. Oster, Esq.

Vice President and Secretary

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq.

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022-6069

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock ($.001 par value per share)	1,000,000 Shares	$20.00	$20,000,000	$2534.00

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Transmitted prior to filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the Prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

Subject To Completion

Preliminary Prospectus dated                     , 2004

[            ] Shares

S&P 500® COVERED CALL FUND INC.

Common Stock

$20.00 per share

S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s investment objective is to seek total returns, less fees and expenses, through a covered call strategy that seeks to replicate the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), weighted in the same proportions as the S&P 500® Index, and writing (selling) call options on the S&P 500® Index. The Fund pursues its investment objective principally by investing in all of the common stocks included in the S&P 500® Index in the same proportion as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index, and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

This Prospectus relates to the offering of securities of the Fund, which the Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol [        ]. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

INVESTING IN THE FUND’S SHARES INVOLVES CERTAIN RISKS. SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” ON PAGE [        ] OF THIS PROSPECTUS.

	Per Share			Total (3)
Public offering price		$20.00		$	[	]
Sales load (1)	$	[	]	$	[	]
Proceeds, before expenses, to the Fund (2)	$	[	]	$	[	]

(1)	The Fund has agreed to pay its underwriters $[.00667] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page [ ] of this Prospectus.

(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be [$ ].

(3)	The underwriters have an option to purchase up to an additional [ ] shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, and estimated offering expenses and proceeds, after expenses, to the Fund will be [$ ], [$ ], [$ ], and [$ ], respectively. See “Underwriting” on page [ ] of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

The Shares will be ready for delivery on or about [        ], 2004.

Merrill Lynch & Co.

The date of this prospectus is [                    ] [    ], 2004.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of the McGraw-Hill Companies, Inc. “BXM” is a trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® or the CBOE, and neither Standard & Poor’s® nor the CBOE makes any representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to the S&P 500® Covered Call Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund	S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about [ ]. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering	The Fund is offering [ ] shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [ ] shares of the Fund within [45] days of the date of this Prospectus to cover any overallotments.

Investment Objective	The Fund’s investment objective is to seek total returns through a covered call strategy that seeks to replicate the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The Fund will seek total returns that approximate the performance of the BXM Index, less fees and expenses. The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index (the “Stocks”), and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy	The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest the proceeds from this offering in all of the common stocks included in the S&P 500® Index in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Second, each calendar month during the term of the Fund, the Fund will write (sell) one-month call options on the S&P 500® Index (“Written Options”). The Written Options that the Fund writes in any month will have an exercise price equal to the then prevailing level of the S&P 500® Index or at the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives premium income from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to the difference between the value of the S&P 500® Index on the expiration date of the Written Option and the exercise price.

While the Fund will receive premium income from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the exercise price specified in the Written Option through the expiration date of the option.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts or swaps, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior notice.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages [ ] and [ ] of this Prospectus, respectively, for more information about the Fund’s investment strategy.

Summary of Risks	General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Equity Securities. A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The value of these investments will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares may be expected to decrease.

Writing Call Options. A principal part of the Fund’s investment strategy involves selling call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the common stocks included in the S&P 500® Index (and that are held in the Fund’s portfolio) above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The Fund also may not receive sufficient premium income from the Written Options to cover fully or mitigate any losses the Fund may sustain if the Written Options are exercised.

The Fund will write (sell) options that are traded on major exchanges, such as the Chicago Board Options Exchange. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

If the Fund is required to sell investments from its portfolio to make cash settlement on any Written Options that are exercised, such sales may occur at inopportune times, and the Fund will incur transaction costs that increase its expenses.

Strategy Risk. As the Fund’s investment objective is to seek total returns through a covered call strategy that seeks to replicate the BXM Index, the Fund will not engage in temporary defensive positions to hedge against adverse market conditions. The Fund’s investment adviser and subadviser anticipate that the Fund’s portfolio of investments will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar historical price performance.

Because a covered call strategy limits participation in the appreciation of the underlying asset, in this case, the S&P 500® Index, an investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option limits the Fund’s participation in the appreciation of the S&P 500® Index above the exercise price of that call option. Consequently, the Fund will not participate as fully in the appreciation of the S&P 500® Index as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the exercise price of a Written Option by an amount that exceeds the premium received from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment in the S&P 500® Index. While the exercise price of a Written Option will operate to limit the Fund’s participation in any increase in the value of the S&P 500® Index, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, the Fund may be unable to purchase or hold all of the common stocks that comprise the S&P 500® Index or hold the common stock in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its shareholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

Index Tracking Errors. A principal part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or, with respect to its common stock holdings, be able to track the performance of the S&P 500® Index.

The other principal part of the Fund’s investment strategy involves writing (selling) one-month call options on the S&P 500® Index in a manner that seeks to track the performance of the BXM Index. The Fund may be unable to write (sell) these call options at the times or prices at which options on the S&P 500® Index are assumed to have been written (sold) pursuant to the covered call strategy on which the BXM Index is based.

In addition, the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the BXM Index, such as, among others, the costs of managing the Fund and the costs associated with its portfolio transactions. As a result of these costs and the possibility that the Fund will be unable to purchase common stock in the S&P 500® Index or write (sell) call options on the S&P 500® Index in the manner described herein, the Fund’s performance may be lower than the actual performance of the BXM Index.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History. The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Monthly Distribution Policy. The Fund intends to provide a monthly distribution to each stockholder at the end of each calendar month (referred to as the “Monthly Distribution”) of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year) — subject to the discretion of the Fund’s Board of Directors and out of assets legally available for these distributions. There can be no assurance that the Fund’s performance will be positive for any period of time, that the Fund will declare and provide its investors with a Monthly Distribution of any amount during any year, or that, for any calendar year, stockholders will receive aggregate Monthly Distributions of at least 8% of the initial public offering price of the Fund’s shares.

In seeking to maintain Monthly Distributions that are at least approximately 0.67% of the initial public offering price of the Fund’s shares, the Fund’s distributions to its stockholders will consist, in the hands of its stockholders, wholly or partially, of ordinary income, long-term capital gains, and/or returns of capital, for U.S. federal income tax purposes. To the extent the Fund’s distributions for any taxable year (including the Monthly Distributions) exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes (up to the amount of the stockholder’s tax basis in his or her shares).

To the extent that any distribution by the Fund to its stockholders is treated as a return of capital, such amount will reduce a stockholder’s adjusted tax basis in his or her shares and, correspondingly, increase the stockholder’s potential gain or reduce his or her potential loss on the sale of the Fund’s shares. Returns of capital also have the effect of reducing the net assets of the Fund. A Monthly Distribution by the Fund may result in an investor buying Fund shares (which may include a sales load) only to receive a portion of the purchase price back in the form of a Monthly Distribution. Please refer to the “U.S. Federal Income Tax Considerations” section on page [ ] of this Prospectus for more information about the U.S. federal income tax treatment of the Fund’s distributions.

It also is possible that the Fund will not have sufficient income from dividends and other sources to make a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares, or to provide stockholders with, for any given calendar year, distributions of at least 8% of the initial public offering price of the Fund’s shares. In such events, the Fund intends to make up any shortfall by selling its portfolio securities. The Fund’s sales of its portfolio securities may be effected at inopportune times. In selling its portfolio securities, the Fund will increase its transaction costs.

Under the Investment Company Act of 1940 (the “1940 Act”) the Fund may not generally make more than one long-term capital gains distribution a year without first receiving an exemptive order from the Securities and Exchange Commission (“SEC”). In order to make Monthly Distributions, the Fund may be required to distribute capital gains more frequently than once a year. The Fund has applied for an exemptive order from the SEC to facilitate the Monthly Distributions. There can be no assurance that the SEC will grant this order. Until such an order is received by the Fund, the Fund may not generate enough income other than capital gains to make Monthly Distributions.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page [ ] of this Prospectus.

Listing of Shares	The Fund intends to list on the NYSE under the ticker symbol [ ] and will be required to meet the NYSE’s initial and continued listing requirements.

Repurchase of Shares	The Fund is not expected to repurchase any of its shares.

Board of Directors	The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee	IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of [ ]% of the Fund’s average daily net assets (the “Management Fee”). In performing its obligations as the Fund’s investment adviser, the Adviser has access to, and intends to draw upon, the infrastructure, resources and personnel of its affiliates, including MLPFS and Merrill Lynch Investment Managers, L.P. (“MLIM”). In this regard, the Adviser may utilize the office space, equipment and facilities of its affiliates and will have access to the investment research and expertise of their personnel in structuring the investment program of the Fund and monitoring its portfolio. As compensation for access to and use of these facilities and services, the Adviser pays a portion of the Management Fee it receives from the Fund to MLPFS and MLIM. In addition, the Adviser will compensate the Subadviser. The Adviser is newly formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser	The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with [ ] (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a organized under the laws of the State of , is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of % of the Fund’s average daily net assets.

Distributions	In order to allow the Fund’s common stockholders to realize a predictable, but not guaranteed, level of cash flow and some periodic liquidity on their investment without having to sell their shares, the Fund has adopted a policy of paying Monthly Distributions on its shares of common stock (the “Managed Distribution Policy”). Pursuant to the Managed Distribution Policy, the Fund intends to pay a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year). The Fund will make a Monthly Distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its Monthly Distributions. Because the Fund expects to commence its investment operations on or about [February 15,] 2005, the aggregate Monthly Distributions made during the Fund’s first calendar year of operations are not expected to be at least 8% of the initial public offering price of the Fund’s shares and will not include long-term capital gains. In addition, the Fund will make an additional distribution at the end of the year, if necessary, to satisfy its distribution requirements for U.S. federal income tax purposes.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more than once a year, provided that any distribution policy of the Fund calls for periodic (e.g., monthly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a minimum fixed percentage per year of the net asset value, market price, or initial public offering price per share of the Fund’s common stock, or a minimum fixed dollar amount per year per share of the Fund’s common stock. The Fund’s current policy is to make monthly distributions to holders of its common stock based on a minimum fixed percentage per year of the initial public offering price per share of the Fund’s common stock, as described herein. The implementation of the Managed Distribution Policy is subject to receipt of the exemption described above, which cannot be assured.

The Fund is not required to maintain the Managed Distribution Policy and such policy may be modified or terminated by the Fund’s Board of Directors at any time without notice.

Tax Aspects	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually. As described under “Distributions” above, the Fund intends to provide each of its stockholders with a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year), subject to the discretion of the Fund’s Board of Directors and out of assets legally available for these distributions. In addition, the Fund will make an additional distribution at the end of the year, if necessary, to satisfy its distribution requirements for U.S. federal income tax purposes.

Although it is not entirely clear, it is expected that the Fund’s ownership of common stocks comprising the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index (collectively “Stocks”) and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under section 1092(b)(2) of the Internal Revenue Code of 1986, as amended and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Written Options, and all short-term capital gain or loss if attributable to the Stocks. Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Because of the Fund’s sale of the Written Options, it is expected that the Fund will not satisfy the holding period requirements for qualified dividend treatment regardless of the period of its actual ownership of the Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Please refer to the “U.S. Federal Income Tax Considerations” section on page [ ] of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions	The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page [ ] of this Prospectus.

Automatic Dividend Reinvestment Plan	Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page [ ] of this Prospectus.

Conflicts of Interest	The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its affiliates or clients may conflict with those of the Fund and its stockholders. See “Conflicts of Interest” on page [ ] of this Prospectus.

Transfer Agent and Custodian	The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	none
Annual Fund Expenses (as a percentage of net assets attributable to common shares):
Management Fee(2)	0.	%
Other Expenses(3)	0.	%
Total Annual Expenses		%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $[0.04] per share ([.20]% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $[0.04] per share of common stock ([.20]% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $[.00667] per share partial reimbursement of expenses to the underwriters is included. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.

(2)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and MLIM. See the “Investment Advisory and Management Arrangements” and “Underwriting” sections on pages [ ] and [ ], respectively, of this Prospectus.

(3)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

EXAMPLE:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of             %) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$[__]	$[__]	$[__]	$[__]

*	The Fund has a termination date of [ ], and accordingly, it is not expected to be in existence for ten years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately [            ] shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about [                    ]. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. The Fund expects to commence its investment operations on or after [                    ], 2004. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering [            ] shares of its common stock at an initial offering price of $20.00 per share, [which price includes an underwriting discount of 4.5% per share]. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [            ] shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately [$           ] (or approximately [$          ] assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be [$          ] and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the [$          ] per share partial reimbursement of expenses to the underwriters) exceed $[.04] per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take less than three months to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns through a covered call strategy that seeks to replicate the CBOE S&P 500 BuyWrite IndexSM (the “BXM Index”). The Fund will seek total returns that approximate the performance of the BXM Index, less fees and expenses. The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index (the “Stocks”), and writing (selling) call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest the proceeds from this offering in all of the common stocks included in the S&P 500® Index in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Second, each calendar month during the term of the Fund, the Fund will write (sell) call options on the S&P 500® Index (“Written Options”). The Written Options written in any month will have an exercise price equal to the then prevailing level of the S&P 500® Index or at the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives premium income from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to the difference between the value of the S&P 500® Index on the expiration date of the call option and the exercise price of the option.

While the Fund will receive premium income from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the exercise price specified in the Written Option through the expiration date of the option.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts or swaps, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior notice.

The Fund expects to pay its fees and expenses from the premium income that it earns on entering into the Written Options as well as from dividend income.

About the BXM Index and the S&P 500® Index

The BXM Index was developed by The Chicago Board Options Exchange (“CBOE”) in cooperation with Standard & Poor’s®, a Division of The McGraw Hill Companies, Inc. (“S&P”). As noted earlier, the BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index, and writing (selling) call options on the S&P 500® Index. The BXM Index assumes that these call options are written on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded, and the exercise price specified in each option will be equal to the then prevailing level of the S&P 500® Index or at the next highest available strike price, based on the current terms for comparable exchange-traded options. If exchange-traded call options are then available with an exercise price equal to the prevailing level of the S&P 500® Index, the call options will be written at the prevailing level of the S&P 500® Index; if exchange-traded call options are then not available with an exercise price equal to the prevailing level of the S&P 500® Index, the call options will be written at the next exercise price that exceeds the prevailing level of the S&P 500® Index. The strategy assumes that the call options are held until their expiration and, to the extent the prevailing price of the S&P 500® Index exceeds the exercise price, cash settled, at which time a new one-month call option is written. The S&P 500® Index is usually considered the benchmark for U.S. equity performance. It consists of 500 of the most widely held U.S.-based common stocks from a diverse range of industries that have been selected by S&P® for their market size, liquidity and sector representation. These stocks represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500® Index is weighted by its total market value relative to the total market value of all securities in the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of the McGraw-Hill Companies, Inc. “BXM” is a trademark of the CBOE. These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® or the CBOE, and neither Standard & Poor’s® nor the CBOE makes any representation regarding the advisability of investing in the Fund. Neither S&P® nor the CBOE makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. S&P® makes no representation or warranty about the ability of the S&P 500® Index to track general stock market performance. S&P’s® and the CBOE’s only relationship to the Fund is the licensing of certain trademarks and trade names. The S&P 500® Index and the BXM Index are determined, composed and calculated by S&P® and the CBOE, respectively, without regard to the Fund. S&P® and the CBOE have no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index and the BXM Index, respectively. Neither S&P® nor the CBOE is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Neither S&P® nor the CBOE has any obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P®, with respect to the S&P 500® Index, and the CBOE, with respect to the BXM Index, do not guarantee the accuracy and/or the completeness of the S&P 500® Index or the BXM Index or any data included therein and S&P® and the CBOE shall have no liability for any errors, omissions or interruptions therein. S&P® and the CBOE make no warranty, express or implied, as to the results to be obtained by licensee, owners of the Fund, or any other person or entity from the use of the S&P 500® Index and the BXM Index, respectively, or any data included therein. S&P® and the CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index and the BXM Index, respectively, or any data included therein. Without limiting any of the foregoing, in no event shall S&P® or the CBOE have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

About the Written Options

The call options that the Fund will write (sell) on the S&P 500® Index will be traded on a national securities exchange. They will provide a specific date (the “Expiration Date”) on which the holder may exercise its rights under the options, and are commonly referred to as “European-style” options. By writing call options on the S&P 500® Index, the Fund receives premium income from the purchasers of these options in exchange for providing the purchasers with the right to potentially receive a cash settlement from the Fund, which would equal the amount, if any, by which the value of the S&P 500® Index exceeds the exercise price of the option on the Expiration Date. The Fund is not expected to make a cash payment if the prevailing market value of the S&P 500® Index on an Expiration Date does not exceed the exercise price of the option that the Fund has written.

Temporary Defensive Positions

As the Fund’s investment objective is to seek total returns through a covered call strategy that replicates the BXM Index, the Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. See “Risk Factors and Special Considerations—Strategy Risk” on page [        ] of this Prospectus.

Short-Term Investments

The Fund may use any of its assets, including short-term investments (“Short-Term Investments”), for fund management purposes, including paying fees and expenses of the Fund and meeting repurchase demands. Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General. Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, and by market, economic and other conditions. As with any security, complete loss of investment is possible.

Equity Securities Risk. A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. The value of common stocks will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares may be expected to decrease.

Writing Call Options. A principal part of the Fund’s investment strategy involves selling call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the common stocks included in the S&P 500® Index (and that are held in the Fund’s portfolio) above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The Fund may not, however, receive sufficient premium income from the Written Options to cover fully or mitigate any losses the Fund may sustain if the Written Options are exercised.

The Fund may vary slightly the times during each calendar month in which it writes call options on the securities of the S&P 500® Index when the Subadviser believes it is in the best interest of the Fund to do so. Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

The Fund will write (sell) options that are traded on major exchanges, such as the CBOE. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

If the Fund is required to sell investments to make cash settlement on any Written Options that are exercised, the Fund will incur transaction costs that will increase the Fund’s expenses.

Strategy Risk. As the Fund’s investment objective is to seek total returns through a covered call strategy that seeks to replicate the BXM Index, the Fund will not engage in temporary defensive positions to hedge against adverse market conditions. The Fund’s Adviser and Subadviser anticipate that the Fund’s portfolio of investments will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar historical price performance.

Because a covered call strategy limits participation in the appreciation of the underlying asset, in this case, the S&P 500® Index, an investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option included in the BXM Index limits the Fund’s participation in the appreciation of the S&P 500® Index above the exercise price of that call option. Consequently, the Fund will not participate as fully in the appreciation of the S&P 500® Index as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the exercise price of a Written Option by an amount that exceeds the premium received from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment in the S&P 500® Index. While the exercise price of the Written Option will operate to limit the Fund’s participation in any increase in the value of the S&P 500® Index, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, the Fund may be unable to purchase or hold all of the common stocks that comprise the S&P 500® Index or hold the common stock in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its shareholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

Index Tracking Errors. One part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or, with respect to its common stock holdings, be able to track the performance of the S&P 500® Index.

The other principal part of the Fund’s investment strategy involves writing (selling) one-month call options on the S&P 500® Index in a manner that seeks to track the performance of the BXM Index. The Fund may be unable to write (sell) these call options at the times or prices at which options on the S&P 500® Index are assumed to have been written (sold) pursuant to the covered call strategy on which the BXM Index is based.

In addition, the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the BXM Index, such as, among others, the costs of managing the Fund and the costs associated with its portfolio transactions. As a result of these costs and the possibility that the Fund will be unable to purchase common stock in the S&P 500® Index or write (sell) call options on the S&P 500® Index in the manner described herein, the Fund’s performance may be lower than the actual performance of the BXM Index.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History. The Fund is a newly organized closed-end diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Monthly Distribution Policy. The Fund intends to provide a monthly distribution to each stockholder at the end of each calendar month (referred to as the “Monthly Distribution”) of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year) — subject to the discretion of the Fund’s Board of Directors and out of assets legally available for these distributions. There can be no assurance that the Fund’s performance will be positive for any period of time, that the Fund will declare and provide its investors with a Monthly Distribution of any amount during any year, that, for any calendar year, stockholders will receive aggregate Monthly Distributions of at least 8% of the initial public offering price of the Fund’s shares.

In seeking to maintain Monthly Distributions that are at least approximately 0.67% of the initial public offering price of the Fund’s shares, the Fund’s distributions to its stockholders will consist, in the hands of its stockholders, wholly or partially, of ordinary income, long-term capital gains, and/or returns of capital, for U.S. federal income tax purposes. To the extent the Fund’s distributions for any taxable year (including the Monthly Distributions) exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes (up to the amount of the stockholder’s tax basis in his or her shares).

To the extent that any distribution by the Fund to its stockholders is treated as a return of capital, such amount will reduce a stockholder’s adjusted tax basis in his or her shares and, correspondingly, increase the stockholder’s potential gain or reduce his or her potential loss on the sale of the Fund’s shares. Returns of capital also have the effect of reducing the net assets of the Fund. A Monthly Distribution by the Fund may result in an investor buying Fund shares (which may include a sales load) only to receive a portion of the purchase price back in the form of a Monthly Distribution. Please refer to the “U.S. Federal Income Tax Considerations” section on page [        ] of this Prospectus for more information about the U.S. federal income tax treatment of the Fund’s distributions.

It also is possible that the Fund will not have sufficient income from dividends and other sources to make a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares, or to provide stockholders with, for any given calendar year, distributions of at least 8% of the initial public offering price of the Fund’s shares. In such events, the Fund intends to make up any shortfall by selling its portfolio securities. The Fund’s sales of its portfolio securities may be effected at inopportune times. In selling its portfolio securities, the Fund will increase its transaction costs.

Under the Investment Company Act of 1940 (the “1940 Act”) the Fund may not generally make more than one long-term capital gains distribution a year without first receiving an exemptive order from the Securities and Exchange Commission (“SEC”). In order to make Monthly Distributions, the Fund may be required to distribute capital gains more frequently than once a year. The Fund has applied for an exemptive order from the SEC to facilitate the Monthly Distributions. There can be no assurance that the SEC will grant this order. Until such an order is received by the Fund, the Fund may not generate enough income other than capital gains to make Monthly Distributions.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page [    ] of this Prospectus.

Other Risks

General Risks Related to Derivatives. In addition to owning the common stocks that comprise the S&P 500® Index, the Fund may seek to gain exposure to the S&P 500® Index through the use of other derivatives, such as, among others, options, forwards, futures and options on futures. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

Counterparties. If the Fund enters into derivative transactions or other investments in which the Fund is owed any amounts by the counterparty that are not prepaid, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into transactions with counterparties that are rated [                    ] or better by Moody’s Investors Service Inc. or [                    ] or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Advisers to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

Liquidity/Listing of Fund’s Shares. Although the Fund intends to apply for listing on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies. The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the-counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities. The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisers will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Borrowing Risk. The Fund may borrow money from banks or through reverse repurchase agreements for certain temporary or emergency non-investment purposes (for example, to pay cash for shares tendered for repurchase), but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments. The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses or to meet repurchase obligations) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts. When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Issue Additional Stock. The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page [            ] of this Prospectus.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page [            ] of this Prospectus and the Fund’s charter and Bylaws.

* * *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund intends to apply for listing on the NYSE under the ticker symbol [        ] and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such stockholder approval, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.

7.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

8.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

10.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page [            ] of this Prospectus.

REPURCHASES OF SECURITIES

The Fund is not expected to and does not intend to engage in any repurchases of or tender offers for its shares. Unlike an open-end investment company (also known as a “mutual fund”), the shares of some closed-end funds, and those of the Fund, may not be able to be redeemed by the Fund at the option of the stockholder.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held [            ] meeting[s].

Nominating Committee

Each non-interested Director is a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund nominations that include biographical information and set out the qualifications of the proposed nominee. Since the Fund has been incorporated, the Nominating Committee has not held any meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (collectively, “ML-affiliate advised funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships

(1)	The address of each Director is 4 World Financial Center, 5th Floor, New York, NY 10080.

(2)	Each Director will serve until the next annual meeting and the election and qualification of his successor.

Certain biographical and other information relating to the individual who has been elected as a Director and who will be an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in ML-affiliate advised funds and public directorships held.

Biographical Information of the Interested Directors of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships

(3)	Each Director will serve until the next annual meeting and the election and qualification of his successor.

Biographical Information of the Executive Officers of the Fund

Name, Address(4) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (38)	President	Since October 2004	IQ Investment Advisors, LLC, President; MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).
Christopher Yeagley (29)	Vice President	Since October 2004	IQ Investment Advisors, LLC, Vice President; MLPFS, Vice President, Global Private Client Fund Origination since 2003; MLPFS, Vice President, Equity and Alternative-Linked Origination (2001-2003); MLPFS, Assistant Vice President, Structured Product Sales (1999-2001); and MLPFS, Analyst, U.S. Private Client Advisory Division (1997-1999).
Donald C. Burke (43)	Vice President and Treasurer	Since October 2004	IQ Investment Advisors, LLC, Treasurer; MLIM, First Vice President, since 2001; MLIM & FAM, Director, since 2000; MLIM & FAM, Vice President (1999-2000); MLIM and FAM, Vice President (1990-1997).
Allan J. Oster (41)	Vice President and Secretary	Since October 2004	IQ Investment Advisors, LLC, Vice President and Secretary; MLIM & FAM, Director (Legal Advisory), since 2002; MLIM & FAM, Vice President, since 2000; MLIM & FAM, Attorney, since 1999; Drinker Biddle & Reath LLP, Associate (1996-1999); U.S. Securities and Exchange Commission, Senior Counsel (1991-1996).
Jeffrey Hiller (53)	Chief Compliance Officer	Since September 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer MLIM (Americas) (2004); Global Director of Compliance At Morgan Stanley Investment Management (2002-2004); Managing Director and Global Director of Compliance at Citigroup Asset Management (2000-2002); Chief Compliance Officer at Soros Fund Management (2000); Chief Compliance Officer at Prudential Financial (1995 to 2000); Senior Counsel in the Securities and Exchange Commission Division of Enforcement in Washington, DC (1990 to 1995).

(4)	The address of each executive officer is 4 World Financial Center, 5th Floor, New York, NY 10080.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of [                    ], 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds

Interested Director:

Non-Interested Directors:

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

Name	Aggregate compensation from the Fund(6)	Pension or retirement benefits accrued as part of Fund expenses(7)	Total compensation from the Fund and fund complex paid to each non-interested Director

(6)	The Fund is newly formed, and the amounts listed are estimated for a pro-rated fiscal year ending [September 30, 2005].

(7)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a newly formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has limited assets under management and a limited operating history. However, affiliates of the Adviser, including MLIM, as of June 30, 2004, had a total of approximately $488 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management

Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of [            %] of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. In performing its obligations as the Fund’s investment adviser, the Adviser has access to, and intends to draw upon, the infrastructure, resources and personnel of its affiliates, including MLPFS and Merrill Lynch Investment Managers, L.P. (“MLIM”). In this regard, the Adviser may utilize the office space, equipment and facilities of its affiliates and will have access to the investment research and expertise of their personnel in structuring the investment program of the Fund and monitoring its portfolio. As compensation for access to and use of these facilities and services, the Adviser pays a portion of the Management Fee it receives from the Fund to MLPFS and MLIM. In addition, the Adviser will compensate the Subadviser. The Adviser is newly formed and has a limited operating history.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In approving the Management Agreement, the Board of Directors considered:

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with [                ] (the “Subadviser,” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a [        ] organized under the laws of the [        ], is registered as an investment adviser with the SEC under the Advisers Act.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of [        %] of an aggregate of the Fund’s average daily net assets plus borrowings for leverage and other investment purposes. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

In approving the Subadvisory Agreement, the Board of Directors considered:

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities. The Subadviser’s proxy voting policies and procedures have been adopted by the Fund and are set out in Appendix B to this Prospectus. Beginning August 31, 2005, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling 1-877 449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

In order to allow the Fund’s common stockholders to realize a predictable, but not guaranteed, level of cash flow and some periodic liquidity on their investment without having to sell their shares, the Fund has adopted a policy of paying Monthly Distributions on its shares of common stock (the “Managed Distribution Policy”). Pursuant to the Managed Distribution Policy, the Fund intends to pay a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year). The Fund will make a Monthly Distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its Monthly Distributions. Because the Fund expects to commence its investment operations on or about [February 15, 2005], the aggregate Monthly Distributions made during the Fund’s first calendar year of operations are not expected to be at least 8% of the initial public offering price of the Fund’s shares and will not include long-term capital gains. The Fund may also pay a special distribution at the end of each calendar year to comply with Federal tax requirements.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more than once a year, provided that any distribution policy of the Fund calls for periodic (e.g., monthly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a minimum fixed percentage per year of the net asset value, market price, or initial public offering price per share of the Fund’s common stock, or a minimum fixed dollar amount per year per share of the Fund’s common stock. The Fund’s current policy is to make monthly distributions to holders of its common stock based on a minimum fixed percentage per year of the initial public offering price per share of the Fund’s common stock, as described herein. The implementation of the Managed Distribution Policy is subject to receipt of the exemption described above, which cannot be assured.

The Fund is not required to maintain the Managed Distribution Policy and such policy may be modified or terminated by the Fund’s Board of Directors at any time without notice.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax matters is based on the advice of Shearman & Sterling LLP, counsel to the Fund.

This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning or disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status. The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S.

Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. Furthermore, the ability to deduct losses may be subject to other limitations. See “Automatic Dividend Reinvestment Plan” on page [    ] of this Prospectus.

Distributions. Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. As described under “Distributions” on page [            ] of this Prospectus, the Fund intends to provide each of its stockholders with a Monthly Distribution of at least approximately 0.67% of the initial public offering price of the Fund’s shares (for a total of at least 8% of the initial public offering price for any given calendar year), subject to the discretion of the Fund’s Board of Directors and out of assets legally available for these distributions. To the extent that the Fund’s distributions for any taxable year (including the Monthly Distributions) exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash.

If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares. If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

Although it is not entirely clear, it is expected that the Fund’s ownership of common stocks comprising the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index (collectively “Stocks”) and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under Section 1092(b)(2) of the Code and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 positions, or all short-term capital gain or loss if attributable to the non-section 1256 positions. By virtue of the identified mixed straddle election, the Fund will be required to recognize gain or loss with respect to the Stocks as if such Stocks were sold for their fair market value on the last business day preceding each date on which the Fund sells the Written Options.

Under the Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. Because of the Fund’s sale of the Written Options, however, the Fund will not satisfy the holding period requirements regardless of the period of its actual ownership of the Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Backup Withholding. The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page [    ] of this Prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed [5]%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the

Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “U.S. Federal Income Tax Considerations” section on page [    ] of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, MLPFS, the Subadviser and their respective affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates has established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or its stockholders.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE]. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11 (a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11 (a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the investments that it purchases, and will normally write options each month that expire in the following month. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this Prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a

concession not in excess of $[            ] per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[            ] per share to other dealers. There is a sales charge or underwriting discount of $[.90] per share, which is equal to [4.5]% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before, [            ] 2004.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share			Without Option			With Option
Public offering price		$20.00		$	[	]	$	[	]
Underwriting discount	$	[.90	]	$	[	]	$	[	]
Proceeds, before expenses, to the Fund	$	[19.10	]	$	[	]	$	[	]

The expenses of the offering, excluding underwriting discount, are estimated at $[            ] and are payable by the Fund. The Fund has agreed to pay the underwriters $[.00667] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed [.03335]% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $[.00667] per share partial reimbursement of expenses to the underwriters) exceed $[.04] per share of common stock ([0.20]% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to [            ] additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund intends to apply for listing on the NYSE or another national securities exchange under the symbol “[            ],” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page [            ] of this Prospectus. MLPFS is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General. The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, [            ] shares of Common Stock will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund. The charter of the Fund provides that the Fund will terminate on the later of [            ] or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the holders of a least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock. All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock. The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock. The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws. The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies. The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors. Each director should be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors. The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and

Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business. The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders. The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [            ]. For tax purposes, the Fund has adopted the 12-month period ending [            ] of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [    ] as its independent registered public accounting firm. [    ]’s principal business address is located at [                    ].

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and for the underwriters by Clifford Chance US LLP,

New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s® Corporation, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B:

PROXY VOTING POLICIES AND PROCEDURES*

Each Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1)	Financial Statements:

(2)	Exhibits:

(2)(a)	Articles of Incorporation.

(2)(b)	Bylaws.

(2)(c)	Not Applicable.

(2)(d)	Filed within the Fund’s Prospectus.

(2)(e)	Not Applicable.

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.*

(2)(g)(2)	Form of Subadvisory Agreement.*

(2)(h)(1)	Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

(2)(i)	Not Applicable.

(2)(j)	Form of Transfer Agent and Custodian Agreement.*

(2)(k)(1)	Form of Listing Agreement.*

(2)(k)(2)(a)	Power of Attorney.*

(2)(l)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.*

(2)(m)	Not Applicable.

(2)(n)	Consent of [ ], independent registered public accounting firm for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Not Applicable.

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of Fund.*

(2)(r)(2)	Code of Ethics of Adviser.*

(2)(r)(3)	Code of Ethics of Fund*

(2)(r)(4)	Code of Ethics of Principal Underwriter*

*	To be filed by amendment.

Item 25.	Marketing Arrangements

Please refer to Items 24(2)(h)(1).

Item 26.	Other Expenses of Issuance and Distribution

All figures are estimates:

Accounting fees and expenses	[$____________]
Legal fees and expenses	[$____________]
Printing and engraving	[$____________]
Offering expenses	[$____________]
Miscellaneous	[$____________]
Total	[$____________]

Item 27.	Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or [                                         ], the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a corporation that was formed under the laws of the State of [                    ] in [                    ]. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-[    ]).

Item 28.	Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value)
Number of Record Holders:	0 (The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 29.	Indemnification

Indemnification of Officers and Directors. Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification. Please refer to Section [            ] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated. In Section [            ] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated and each person, if any, who controls Merrill Lynch, Pierce, Fenner & Smith Incorporated within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of the Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser and/or Subadviser (collectively, the “Advisers”), and each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Fund’s Prospectus in the “Investment Advisory and Management Arrangements” section.

Item 31.	Location of Accounts and Records

The Adviser maintains all required accounting-related and financial books and records of the Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 32.	Management Services

Not Applicable.

Item 33.	Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its Prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized person, in the City of New York, and the State of New York, on the 12th day of November, 2004.

S&P 500® Covered Call Fund Inc.

By:	/s/ Mitchell M. Cox
Name:	Mitchell M. Cox
Title:	President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mitchell M. Cox (Mitchell M. Cox)	President (Principal Executive Officer) and Director	November 12, 2004

/s/ Donald C. Burke (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	November 12, 2004

EXHIBIT INDEX

(2	)(a)	Articles of Incorporation.

(2	)(b)	Bylaws.